     As filed with the Securities and Exchange Commission on May 1, 2000
                    Registration Nos. 333-69843 and 811-09179

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
      Pre-Effective Amendment No.___              [ ]
      Post-Effective Amendment No. 1              [X]
                                  ---

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
      Amendment No. 2                             [X]
                   ---

                        (Check appropriate box or boxes)

                            Select Ten Plus Fund, LLC
                           --------------------------
                           (Exact Name of Registrant)

                  515 West Market Street, Louisville, KY 40202
                  --------------------------------------------
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including area code (502) 582-7900
                                                           --------------

                                 Kevin L. Howard
                    National Integrity Life Insurance Company
                             515 West Market Street
                           Louisville, Kentucky 40202
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon after the effective date of this Registration Statement as is practicable.

It is proposed that this filing will become effective (check appropriate box)

      [ ]    immediately upon filing pursuant to paragraph (b) of Rule 485

      [X]    on May 1, 2000 pursuant to paragraph (b) of Rule 485

      [ ]    60 days after filing pursuant to paragraph (a)(1)

      [ ]    on (date) pursuant to paragraph (a) (1)

      [ ]    75 days after filing pursuant to paragraph (a)(2)

      [ ]    on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

      [ ]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            SELECT TEN PLUS FUND, LLC

                            Prospectus - May 1, 2000


Select Ten Plus Fund, LLC is a no-load mutual fund consisting of four separate investment portfolios. The Select Ten Plus Portfolios seek total return by investing in the ten highest dividend yielding companies included in the Dow Jones Industrial Average.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


SECTION 1 - RISK/RETURN SUMMARY

Investment Objective and Strategy.................................... 1
Principal Risks...................................................... 1

SECTION 2 - THE FUND

Investment Objective................................................. 1
Investment Strategy.................................................. 2
The Dow Jones Industrial Average..................................... 3
Risk Factors......................................................... 4

SECTION 3 - STRATEGIC PERFORMANCE INFORMATION........................ 4

SECTION 4 - FUND PERFORMANCE INFORMATION............................. 7

SECTION 5 - SHAREHOLDER INFORMATION.................................. 8

Pricing of Shares.................................................... 8
Purchase and Redemption of Shares.................................... 8
Dividends and Distributions.......................................... 8
Tax Consequences of Investing in the Fund............................ 8

SECTION 6 - MANAGEMENT

The Investment Adviser............................................... 9
The Sub-Adviser...................................................... 9

SECTION 7 - FINANCIAL HIGHLIGHTS.................................... 10



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE HAVE NOT AUTHORIZED ANYONE TO MAKE ANY REPRESENTATION IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

SECTION 1 - RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND STRATEGY

The Select Ten Plus Portfolios of the Fund seek total return. To achieve this goal, the four Portfolios buy shares of the ten highest dividend yielding common stocks in the Dow Jones Industrial Average (DJIA) in equal weights as determined on a specified business day. Each of the Portfolios holds these stocks for a period of twelve months. At the end of a Portfolio's twelve-month period, the Portfolio restructures its investment portfolio to invest in the ten stocks with the highest current dividend yield in the DJIA for another twelve months.

PRINCIPAL RISKS

As with any investment in common stocks, the value of your investment in a Portfolio may rise and fall in response to the specific performance of a stock's issuer and the general performance of the stock market and you may lose money. In addition, there are risks associated with the Portfolios' investment strategy, including:

     (1) greater fluctuation in value than a diversified mutual fund because the Portfolios are non-diversified, meaning they invest a large portion of assets in the securities of a few issuers. In addition, a Portfolio is more likely than a diversified mutual fund to be concentrated in one or more types of issuers. Concentration may involve additional risk because of the decreased diversification of economic, financial and market risks.

     (2) decreased diversification of economic, financial, and market risks because of industry concentration; and

     (3) potential adverse effects on issuers of particular industries as a result of regulatory change, including the petroleum and tobacco industries, as well as industries that may affect the environment.

SECTION 2 - THE FUND

INVESTMENT OBJECTIVE

The Portfolios seek total return by investing in shares of the ten highest dividend yielding common stocks in the DJIA in equal weights and holding them for twelve months. The dividend yield for each stock is calculated by annualizing the last quarterly or semi-annual ordinary dividend distributed on that stock and dividing the result by the market value of that stock as of the close of the New York Stock Exchange (NYSE) on the business day prior to the investment date. This yield is historical and there is no assurance that any dividends will be declared or paid in the future on the stocks in the Portfolios. The term "equal weights" means that if you invested $100 in a Portfolio, the Portfolio would buy $10 of each of the ten highest yielding stocks.

The selection process is a straightforward, objective, mathematical application that ignores any subjective factors concerning an issuer in the DJIA, an industry or the economy generally. The application of the selection process may cause a Portfolio to own a stock that the sub-adviser does not recommend for purchase. In fact, the sub-adviser may have sell recommendations on a number of the stocks at the time the stocks are selected for inclusion in a Portfolio's portfolio.

INVESTMENT STRATEGY

Each of the four Portfolios begins operations on the last business day of a specified calendar quarter. The Fund may have four different investment portfolios, I.E., the four Portfolios, operating simultaneously for their respective twelve-month periods. At the end of each Portfolio's twelve-month period, the Portfolio's investment portfolio is restructured to again hold the ten highest yielding stocks in the DJIA in equal weights for the next twelve months. We will not rebalance the weights of the individual stock positions during a twelve-month period.

Contributions to each of the Portfolios are invested on only one day of each year as follows:

                      Portfolio                                         Investment Date
                      ---------                                         ---------------
        Select Ten Plus Portfolio - March                       last Business Day of March

        Select Ten Plus Portfolio - June                        last Business Day of June

        Select Ten Plus Portfolio - September                   last Business Day of September

        Select Ten Plus Portfolio - December                    last Business Day of December

On the day we receive a dividend from a stock in a Portfolio's investment portfolio, we will reinvest it in the form of additional shares of that stock. There can be no assurance that the dividend rates on the selected stocks will be maintained. Reduction or elimination of a dividend could adversely affect the stock price.

The Fund's buy and hold investment strategy is very different from the frequent portfolio changes made by other mutual funds based on economic, financial, and market analyses. Therefore, the Portfolios will generally buy or keep a stock despite adverse developments relating to the stock that might otherwise make investing in the stock detrimental to the interest of investors. Such adverse developments include the adverse financial condition of the issuer, a failure to maintain a current dividend rate, the institution of legal proceedings against the issuer, a default under certain documents materially and adversely affecting the future declaration of dividends, or a decline in the price or the occurrence of other market or credit factors (including a public tender offer or a merger or acquisition transaction).

The investment strategy is based on three time-tested investment principles:

     (1)  time in the market is more important than timing the market;

     (2)  the stocks to buy are the ones everyone else is selling; and

     (3)  dividends can be an important part of total return.

Investment in a number of companies with high dividends relative to their stock prices is designed to increase a Portfolio's potential for higher returns. Investing in these stocks of the DJIA may be effective as well as conservative because regular dividends are common for established companies and have accounted for a substantial portion of the total return on stocks of the DJIA as a group. Each Portfolio's return will consist of a combination of capital appreciation and current dividend income.

THE DOW JONES INDUSTRIAL AVERAGE

The DJIA consists of 30 common stocks chosen by the editors of THE WALL STREET JOURNAL as representative of the New York Stock Exchange and of American industry. The companies are highly capitalized in their industries and their stocks are widely followed and held by individual and institutional investors. The companies marked below with an asterisk are the ten highest yielding stocks in the DJIA as of the market close on March 31, 2000. The ten highest yielding stocks in the DJIA are commonly known as the "Dogs of the Dow:"


   AT&T                                        Honeywell
   Aluminum Co. of America                     IBM
   American Express                            Intel
   Boeing                                      International Paper*
   Caterpillar*                                J.P. Morgan*
   Citigroup                                   Johnson & Johnson
   Coca-Cola                                   McDonald's
   Disney                                      Merck
   DuPont*                                     Microsoft
   Eastman Kodak*                              Minnesota Mining & Manufacturing*
   Exxon Mobil*                                Philip Morris*
   General Electric                            Proctor & Gamble
   General Motors*                             SBC Communications*
   Hewlett-Packard                             United Technologies
   Home Depot                                  Walmart

There are various theories to explain why a common stock is among the ten highest yielding stocks in the DJIA at any given time:

     (1) the issuer may be in financial difficulty or out of favor in the market because of weak earnings, performance or forecasts, or negative publicity;

     (2) there may be uncertainties because of pending or threatened litigation or pending or proposed legislation or government regulation;

     (3) the stock may be a cyclical stock reacting to national and international economic developments; or

     (4) the market may be anticipating a reduction in or the elimination of the issuer's dividend.

While these factors may affect only a part of an issuer's overall business, the publicity may be strong enough to outweigh otherwise solid business performance. In addition, companies in certain industries have historically paid relatively high dividends.

The designations "Dow Jones-Registered Trademark-," "Dow Jones Industrial Average-SM-" and "DJIA-SM-" are the property of Dow Jones & Company, Inc. (DOW JONES). Dow Jonse is not affiliated with the Fund, has not participated in any way in the creation of the Portfolios or in the selection of stocks included in the Portfolios, and has not reviewed or approved any information included in this prospectus. The Portfolios are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones has no relationship whatsoever with the Portfolios. The DJIA is determined, composed and calculated by Dow Jones without regard to the Portfolios. Dow Jones is not responsible for and does not participate in the determination of the timing, price, or quantity of the Portfolios' shares to be issued or in the determination or calculation of the equation by which the Portfolios' shares are to be redeemed. Dow Jones has no obligation or liability whatsoever in connection with the administration or marketing of the Portfolios.

RISK FACTORS

RISKS IN GENERAL

An investment in a Portfolio entails certain risks common to all stock investments. Stocks fluctuate in price for a variety of reasons. For example, the value of your investment will decline if the financial condition of the issuers of the stocks becomes impaired or if the general condition of the stock market worsens. Common stocks in general may be especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. In addition, investors in common stocks generally have inferior rights to receive payments from the issuer in comparison with investors in debt obligations or preferred stocks issued by the issuer. Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of capital provided by debt securities.

STRATEGY SPECIFIC RISKS

Each Portfolio is non-diversified and will invest a larger portion of its assets in the securities of fewer issuers than diversified investment companies. As a result, an investment in a Portfolio may be subject to greater fluctuation in value than an investment in a diversified investment company. In addition, a Portfolio may be concentrated in issuers primarily engaged in a particular industry. Concentration may involve additional risk because of the decreased diversification of economic, financial, and market risks. Moreover, changing approaches to regulation, particularly with respect to the environment or with respect to the petroleum or tobacco industry, may have a negative impact on certain companies represented in a Portfolio's portfolio.

SECTION 3 - STRATEGIC PERFORMANCE INFORMATION


The performance of the investment strategies for the Portfolios relative to other investment strategies can be demonstrated using historical data. The returns shown in the following tables reflect the historical performance of a hypothetical investment in the ten highest yielding stocks in the DJIA and the performance of the DJIA. They do not reflect the performance of any Portfolio and do not guarantee future performance or predict any Portfolio's returns. Stock prices (which will fluctuate in value) and dividends (which may be increased, reduced or eliminated) can affect the returns. The strategy has underperformed the DJIA certain years. Accordingly, there can be no assurance that any Portfolio will outperform the DJIA over the life of the Portfolio.


An investor in a Portfolio would not necessarily realize as high a total return on an investment in the stocks upon which the hypothetical returns are based because (1) the total return figures shown do not reflect Portfolio expenses or brokerage commissions and (2) the Portfolios are established at different times of the year. If the above-mentioned charges were reflected in the hypothetical returns, the returns would be lower than those presented here. In addition, total return does not take into consideration separate account charges or contract charges.

                    COMPARISON OF HISTORICAL TOTAL RETURN (1)
                        BETWEEN THE STRATEGY AND THE DJIA

                                             Ten Highest Dividend
                  Year                        Yielding Stocks (2)                      DJIA
                  ----                       --------------------                      ----
                  1973                              3.9%                             (13.1)%
                  1974                             (1.3)%                            (23.1)%
                  1975                             55.9%                              44.4%
                  1976                             34.8%                              22.7%
                  1977                              0.9%                             (12.7)%
                  1978                             (0.1)%                              2.7%
                  1979                             12.4%                              10.5%
                  1980                             27.2%                              21.5%
                  1981                              5.0%                              (3.4)%
                  1982                             23.6%                              25.8%
                  1983                             38.7%                              25.7%
                  1984                              7.6%                               1.1%
                  1985                             29.5%                              32.8%
                  1986                             32.1%                              26.9%
                  1987                              6.1%                               6.0%
                  1988                             22.9%                              16.0%
                  1989                             26.5%                              31.7%
                  1990                             (7.6)%                             (0.4)%
                  1991                             39.3%                              23.9%
                  1992                              7.9%                               7.4%
                  1993                             27.3%                              16.8%
                  1994                              4.1%                               4.9%
                  1995                             36.7%                              36.4%
                  1996                             27.9%                              28.9%
                  1997                             21.9%                              24.9%
                  1998                             10.7%                              18.1%
                  1999                              4.0%                              27.2%
                  Cumulative                       7566%                              3092%

----------------------------------

(1) Total return is the sum of (i) the percentage change in market value of each group of stocks between the first and last trading days of a period and (ii) the total dividends paid on each group of stocks during the period, divided by the opening market value of each group of stocks as of the first trading day of a period. Total return does not take into consideration any expenses or commissions. Over the course of the years listed above, the ten highest dividend yielding stocks in the DJIA achieved an average annual total return of 17.4%. Over this period, the strategy achieved a greater average annual total return than that of the DJIA, which was 13.6%. Although each Portfolio seeks to achieve a better performance than the DJIA as a whole, we cannot guarantee that a Portfolio will achieve a better performance. Performance may also be compared to the performance of the S&P 500 Composite Price Stock Index or performance data from publications such as Morningstar Publications, Inc. Source for years 1973-1997: BEATING THE DOW, by Michael O'Higgins with John Downes, published by Harper Perennial, 1992. Used with permission of the authors. Source for 1998 and 1999: www.dogsofthedow.com

(2) The ten highest dividend yielding stocks in the DJIA for any given year were selected by ranking the dividend yields for each of the stocks in the index at the beginning of that year, based upon an annualization of the last quarterly or semi-annual regular dividend distribution (which would have been declared in the preceding year), divided by that stock's market value on the first trading day on the NYSE in that year.

                         HOW THE STRATEGY HAS PERFORMED

                                        Ten Highest Dividend
                  Year                  Yielding DJIA Stocks                    DJIA Index
                  ----                  --------------------                    ----------
                  1973                      $  10,390                          $   8,690
                  1974                         10,255                              6,683
                  1975                         15,987                              9,650
                  1976                         21,551                             11,840
                  1977                         21,745                             10,336
                  1978                         21,723                             10,616
                  1979                         24,417                             11,730
                  1980                         31,058                             14,252
                  1981                         32,611                             13,768
                  1982                         40,308                             17,320
                  1983                         55,907                             21,771
                  1984                         60,155                             22,010
                  1985                         77,901                             29,230
                  1986                        102,908                             37,092
                  1987                        109,185                             39,318
                  1988                        134,188                             45,609
                  1989                        169,748                             60,067
                  1990                        156,848                             59,827
                  1991                        218,489                             74,125
                  1992                        235,749                             79,610
                  1993                        300,109                             92,985
                  1994                        312,413                             97,541
                  1995                        427,069                            133,046
                  1996                        546,221                            171,496
                  1997                        665,843                            214,199
                  1998                        737,136                            252,971
                  1999                        766,572                            319,152


The table above represents a hypothetical investment of $10,000 in the DJIA and the ten highest dividend yielding DJIA stocks from January 1, 1973 through December 31, 1999. The table assumes that all dividends and distributions during a year are reinvested at the end of that year and does not reflect expenses or commissions. The value of the ten highest dividend-yielding DJIA stocks would have been $458,000 if the following fees and expenses had been charged: (1) insurance charges of 1.20%, (2) management fees of .50%, (3) administrative fees of .15%, and (4) other expenses of .35%.

Investors should not rely on the preceding performance information as an indication of the past or future performance of the Portfolios. There can be no assurance that any of the Portfolios will outperform the DJIA.

SECTION 4 - FUND PERFORMANCE INFORMATION


          Comparison of the change in value of $10,000 invested in the Select Ten Plus Portfolio - June and the Dow Jones Industrial Average

[GRAPH]


                                    June 29, 1999    September 30, 1999     December 31, 1999
Select Ten Plus Portfolio - June    $  10,000        $  9,551               $  9,104
Dow Jones Industrial Average        $  10,000        $  9,942               $ 11,058



-    Total return since inception: (8.97%)
- Performance relates to the Portfolio and does not reflect separate account variable annuity contracts.
-    Portfolio commenced operations on June 30, 1998.
-    Past performance is not predictive of future performance.


The goal of the Fund's investment strategy is to employ a classic "value" style of investing. By selecting the ten highest yielding stocks from the DJIA, the investor is seeking to find out-of-favor, undervalued securities.


Unfortunately, this value style was not in favor in 1999 as the market showed a strong preference for growth oriented companies. The real action in the market during the year was in the NASDAQ stocks, as this index was up an amazing 86% for the year. During the year investors had a seemingly insatiable appetite for technology, internet, and telecommunications companies. Until this infatuation with the technology sector changes, it will be difficult for the value style to perform well.


During 1999 interest rates rose steadily throughout the year, which also did not help the value style of investing. Typically, value stocks include financial companies, industrial companies, and utilities. All of these sectors are adversely affected by rising interest rates. Until the bond market begins to rally, it will be difficult for value-oriented stocks, particularly those with a yield component, to perform well. We believe that the Fed's policy of raising short-term interest rates will be effective in keeping inflation in check and should ultimately be positive for the bond market.

The stock market was very narrow in 1999, with only a select few companies performing well during the year. In fact, while the DJIA was up 25% for the year, quite a few stocks were barely up or were actually down during this period. Good performing stocks in the DJIA during the year included Microsoft, Intel, General Electric, Wal-Mart, Home Depot, Hewlett-Packard, and Citigroup. Without these stocks in a portfolio, it was very difficult to perform well during the year.


Within the Select Ten portfolios, Minnesota Mining & Manufacturing was the best performing stock during the year as this company has done a good job of getting its businesses on track. International Paper also performed well as pricing in the paper industry is favorable. Dupont, JP Morgan, and General Motors also performed reasonably well during the year. Poor performing securities included Eastman Kodak, Sears, Goodyear Tire, and Philip Morris. Philip Morris has consistently been a poor-performing security and has been a major drag on the portfolios.


The performance of the portfolios is behind the DJIA since inception. When we see a gravitation in the marketplace toward the value style, the portfolios should begin to perform better versus the DJIA.


SECTION 5 - SHAREHOLDER INFORMATION

PRICING OF SHARES

The net asset value of the shares of each Portfolio will be determined on each day the NYSE is open for trading. The net assets are valued based on market quotations as of the close of business of the NYSE, which is currently 4:00 pm, Eastern Time. Purchase and redemption orders will be priced at the next net asset value calculated after your order is accepted. Each Portfolio's net asset value per share is calculated separately by dividing the value of the securities held by the Portfolio plus any cash or other assets, less liabilities, by the number of outstanding shares of the Portfolio.

PURCHASE AND REDEMPTION OF SHARES

Only separate accounts of National Integrity Life Insurance Company established to fund variable annuity contracts may invest in the Portfolios. The separate accounts purchase shares without a sales load at the net asset value per share next determined after receipt and acceptance of the purchase order.

Shares of the Portfolios are redeemed at net asset value without any redemption charge. Upon receipt of a redemption request, approximately equal dollar amounts of shares of each of the ten stocks will be sold, such that the total dollar amount sold equals the amount of the redemption. Payment upon redemption is normally made within seven days of receipt of the request, unless redemption is suspended or payment is delayed as permitted by the SEC.

DIVIDENDS AND DISTRIBUTIONS

All dividend and capital gains distributions will automatically be reinvested in additional shares at net asset value.

TAX CONSEQUENCES OF INVESTING IN THE FUND

The Fund is a limited liability company with all of its interests owned by National Integrity Life Insurance Company. Accordingly, the Fund is taxed as part of the operations of National Integrity Life Insurance Company and is not taxed separately.

Shares of the Fund are held under the terms of a variable annuity contract. Under current tax law, interest income, dividend income and capital gains of the Fund are not currently taxable when left to accumulate within a variable annuity contract.

Because every investor's situation is unique, please consult a tax adviser about federal, state and local tax consequences of your variable annuity contract's investment in the Fund.

SECTION 6 - MANAGEMENT

THE INVESTMENT ADVISER

Touchstone Advisors, Inc. serves as the investment adviser to the Fund. Touchstone Advisors is part of The Western - Southern Enterprise-Registered Trademark-, which is a family of seven companies that provides life insurance, annuities, mutual funds, asset management, and other related financial services to millions of consumers nationwide. As of December 31, 1999, The Western - Southern Enterprise-Registered Trademark- owned or managed assets of approximately $20 billion and Touchstone Advisors managed assets of approximately $440 million. Touchstone Advisors is located at 311 Pike Street, Cincinnati, Ohio 45202.


Touchstone Advisors has overall responsibility for administering all operations of the Portfolios and for monitoring and evaluating the management of the assets of the Portfolios by the sub-adviser. Specifically, Touchstone Advisors:

          - provides the overall business management and administrative services necessary for each Portfolio's operation;

          - furnishes or procures on behalf of the Portfolios the services and information necessary to the proper conduct of the Portfolios' business;

          - acts as liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting personnel, sub-adviser, counsel, and auditors;

          - is responsible for ensuring that the Portfolios operate in compliance with applicable legal requirements and for monitoring the sub-adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios; and

          - is responsible for monitoring and evaluating the sub-adviser on a periodic basis and considering its performance record with respect to the investment objective and policies of the Portfolios.

Touchstone Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of each Portfolio's assets and the purchase and sale of securities for the Portfolios in the event that at any time a sub-adviser is not engaged to manage the assets of the Portfolios.


For providing investment management services to the Portfolios, Touchstone Advisors will receive a monthly fee based on an annual rate of .50% of each Portfolio's average daily net assets. Touchstone Advisors will then pay an advisory fee to the sub-adviser.

THE SUB-ADVISER

National Asset Management Corporation (NATIONAL ASSET) serves as the sub-adviser to the Portfolios and in that capacity provides investment advisory services for the Portfolios, including security selection. Subject to each Portfolio's investment objective and policies, National Asset makes all determinations with respect to the investment of each Portfolio's assets and the purchase and sale of securities and other investments.

National Asset is a Kentucky corporation with executive offices at National City Tower, Louisville, Kentucky 40202. Since its inception in 1979, National Asset has provided customized investment management services to corporations, governmental entities, foundations, endowments, and similar entities. As of December 31, 1999, National Asset managed approximately $13.2 billion in assets.

SECTION 7 - FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each Portfolio's financial performance since its inception. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from Financial statements which have been audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.



                        Select Ten Plus Portfolio - June
                              Financial Highlights


                                                                                               JUNE 30, 1999
                                                                                             (COMMENCEMENT OF
                                                                                            OPERATIONS) THROUGH
                                                                                             DECEMBER 31, 1999
                                                                                          ------------------------
 SELECTED PER-UNIT DATA
  Unit value, beginning of period                                                                   $  10.00
  Loss from investment operations:
    Net investment income                                                                               0.11
    Net realized and unrealized loss on investments                                                    (1.01)
                                                                                          ------------------------
    Total from investment operations                                                                   (0.90)
                                                                                          ------------------------
  Unit value, end of period                                                                         $   9.10
                                                                                          ------------------------
                                                                                          ------------------------

TOTAL RETURN                                                                                           (8.97%)

 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                                                           $    306
 Ratio of net investment income to average net assets                                                   1.80%
 Ratio of expenses to average net assets                                                                0.85%
 Ratio of net investment loss to average net assets before voluntary expense reimbursement             (7.98%)
 Ratio of expenses to average net assets before voluntary expense reimbursement                        10.63%
 Portfolio turnover rate                                                                                  49%


PERCENTAGE AMOUNTS ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

                      Select Ten Plus Portfolio - September


                              Financial Highlights


                                                                                            SEPTEMBER 30, 1999
                                                                                             (COMMENCEMENT OF
                                                                                            OPERATIONS) THROUGH
                                                                                             DECEMBER 31, 1999
                                                                                          ------------------------
 SELECTED PER-UNIT DATA                                                                             $  10.00
  Unit value, beginning of period
  Loss from investment operations:
    Net investment income                                                                               0.05
    Net unrealized loss on investments                                                                 (0.61)
                                                                                          ------------------------
    Total from investment operations                                                                   (0.56)
                                                                                          ------------------------
  Unit value, end of period                                                                         $   9.44
                                                                                          ------------------------
                                                                                          ------------------------

TOTAL RETURN                                                                                           (5.63%)

 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                                                           $    418
 Ratio of net investment income to average net assets                                                   2.18%
 Ratio of expenses to average net assets                                                                0.85%
 Ratio of net investment loss to average net assets before voluntary expense
  Reimbursements                                                                                       (6.68%)
 Ratio of expenses to average net assets before voluntary expense reimbursement                         9.71%
 Portfolio turnover rate                                                                                   0%


PERCENTAGE AMOUNTS ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

                      Select Ten Plus Portfolio - December


                              Financial Highlights


                                                                                              FOR THE ONE DAY
                                                                                               PERIOD ENDED
                                                                                             DECEMBER 31, 1999
                                                                                               (COMMENCEMENT
                                                                                              OF OPERATIONS)
                                                                                          ------------------------
 SELECTED PER-UNIT DATA
  Unit value, beginning of period
  Income from investment operations:                                                                $  10.00
    Net investment income                                                                                  -
    Net unrealized gain on investments                                                                  0.03
                                                                                          ------------------------
    Total from investment operations                                                                    0.03
                                                                                          ------------------------
  Unit value, end of period                                                                         $  10.03
                                                                                          ------------------------
                                                                                          ------------------------

TOTAL RETURN                                                                                            0.34%

 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                                                             $   62
 Ratio of net investment loss to average net assets                                                    (0.50%)
 Ratio of expenses to average net assets                                                                0.50%
 Ratio of net investment loss to average net assets before voluntary expense
  Reimbursements                                                                                      (54.50%)
 Ratio of expenses to average net assets before voluntary expense reimbursement                        54.50%
 Portfolio turnover rate                                                                                   0%


PERCENTAGE AMOUNTS ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

     Select Ten Plus Fund, LLC



Select Ten Plus Fund, LLC's shares are sold only to separate accounts of National Integrity Life Insurance Company as an investment medium for its variable annuity contracts.

More information about Select Ten Plus Fund, LLC is available in its Statement of Additional Information (SAI) and in its annual report and semi-annual reports to shareholders. The SAI is incorporated by reference into this prospectus. To obtain a free copy of the SAI and/or annual report and semi-annual reports, or to request other information, please contact Select Ten Plus Fund, LLC by telephone at 1-800-325-8583 or by mail at 515 West Market Street, 8th Floor, Louisville, Kentucky 40202.


You can review and copy information about Select Ten Plus Fund, LLC at the SEC's Public Reference Room in Washington, D.C. For hours of operation of the Public Reference Room, please call 1-800-SEC-0330. You may also obtain information about Select Ten Plus Fund, LLC on the SEC's internet site at http://www.sec.gov. Copies of that information are also available, after paying a duplicating fee, by electronic request to PUBLICINFO@SEC.GOV or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.


Investment Company Act File No. 811-09179.

                            SELECT TEN PLUS FUND, LLC

                       Statement of Additional Information
                                   May 1, 2000




                                TABLE OF CONTENTS


Section 1 - The Fund........................................................2
Section 2 - Investment Restrictions and Policies............................2
Section 3 - Management of the Fund..........................................4
Section 4 - Investment Advisory and Other Services..........................9
Section 5 - Portfolio Transactions and Brokerage...........................12
Section 6 - Purchase, Redemption, and Pricing of Shares....................14
Section 7 - Taxation of the Fund...........................................15
Section 8 - Calculation of Performance Data................................15
Section 9 - Financial Statements...........................................19


This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the Select Ten Plus Fund, LLC dated May 1, 2000. A copy of the prospectus is available at no charge by writing to the Fund at 515 West Market Street, 8th Floor, Louisville, Kentucky 40202, or by calling 1-800-325-8583.

SECTION 1 - THE FUND

The Select Ten Plus Fund, LLC is a non-diversified, open-end management investment company organized on September 30, 1998, in Delaware as a limited liability company.

SECTION 2 - INVESTMENT RESTRICTIONS AND POLICIES

INVESTMENT RESTRICTIONS

The following are the Portfolios' fundamental investment restrictions that cannot be changed without approval of the shareholders. At all meetings of the shareholders called for this purpose, the presence in person or by proxy of shareholders entitled to cast one-quarter of the votes entitled to be cast at the meeting shall constitute a quorum for the transaction of business at that meeting. If, however, the vote of a majority of the outstanding voting securities, as defined in the Investment Company Act of 1940 (1940 ACT), is required for action to be taken on any matter to be brought before the meeting, there shall be present, either in person or by proxy, shareholders entitled to cast more than one-half of the total number of votes in order to constitute a quorum. A majority, in this case, means (a) sixty-seven percent (67%) or more of the votes present at a meeting if shareholders entitled to more than fifty percent (50%) of the outstanding votes are present or represented by proxy or
(b) more than fifty percent (50%) of the outstanding votes of the Portfolio, whichever is less. Separate votes are taken by each Portfolio if a matter affects only that Portfolio.

Each Portfolio may not:

1.   Issue senior securities, except as permitted under the 1940 Act.

2. Borrow money, except that each Portfolio may borrow up to 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).

3. Act as an underwriter of another issuer's securities, except to the extent that the Portfolios may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.


4. Make loans if, as a result, more than 33 1/3% of that Portfolio's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.


5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Portfolios from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

Any change to these restrictions also requires a majority vote of the Managers at a regular meeting or at a special meeting called for that purpose.

The following are the Portfolios' non-fundamental operating policies, which may be changed by the Managers without approval of the shareholders.

Each Portfolio may not:

1. Sell securities short, unless the Portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff.

2. Purchase securities on margin, except that each Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

Except for the fundamental investment restrictions listed above and the Portfolios' investment objective, which includes the objective of total return but not the procedures described in the prospectus in Section 2, "The Fund," the other investment policies described in the prospectus and this SAI are not fundamental and may be changed with the approval of the Managers. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Portfolios' assets (I.E., due to cash inflows or redemptions) or in market value of the investment or the Portfolios' assets will not constitute a violation of that restriction.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Portfolios' investment objective and strategy found in the prospectus in Section 1, "Risk/Return Summary," and Section 2, "The Fund."

LENDING OF PORTFOLIO SECURITIES. Each Portfolio is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the investment adviser and sub-adviser deem qualified, but only when the borrower maintains with the Portfolios' custodian bank collateral, either cash or money market instruments, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although each Portfolio is authorized to lend, the Portfolios do not presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the investment adviser and sub-adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolios will retain authority to terminate any loan at any time. The Portfolios may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Portfolios will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned. The Portfolios will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest, or other distributions, when retaining such rights is considered to be in the Portfolios' interest.

REPURCHASE AGREEMENTS. The Portfolios may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Portfolio buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The investment adviser and sub-adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolios' ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the investment adviser reviews the creditworthiness of the banks and non-bank dealers with which any Portfolio enters into repurchase agreements to evaluate those risks. The Portfolios may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

SECTION 3 - MANAGEMENT OF THE FUND


The Fund is governed by five Managers. The Managers are responsible for overseeing the management of the Fund's business and affairs and play a vital role in protecting the interests of its holders. Among other things, the Managers approve and review the Fund's contracts and other arrangements and monitor Fund operations. The names, addresses, and ages of the Managers and officers of the Fund, together with information as to their principal business occupations during the past five years, are set forth below.

Name, Age & Address                    Position with Fund         Principal Occupation(s) During Past 5 Years
-------------------                    ------------------         -------------------------------------------
John R. Lindholm (51)*                 Chairman of the Board of   President of Integrity and Vice
515 W. Market Street                   Managers                   President-Chief Marketing Officer of
Louisville, KY 40202                                              National Integrity since November 26, 1993;
                                                                  Executive Vice President-Chief Marketing
                                                                  Officer of ARM Financial Group, Inc. since
                                                                  July 27, 1993; since March 1992 Chief
                                                                  Marketing Officer of Analytical Risk
                                                                  Management L.P. From June 1990 to February
                                                                  1992, Chief Marketing Officer and a
                                                                  Managing Director of the ICH Capital
                                                                  Management Group, ICH Corporation,
                                                                  Louisville, Kentucky; prior thereto, Chief
                                                                  Marketing Officer and Managing Director for
                                                                  Capital Holding Corporation's Accumulation
                                                                  and Investment Group. Director of the
                                                                  mutual funds in the State Bond Group of
                                                                  mutual funds from June 1995 to December
                                                                  1996.

Chris LaVictoire Mahai (44)            Manager                    Chief Executive Officer, Aveus, an
251 First Avenue North                                            interactive strategy and development firm,
Suite 500                                                         since July, 1999; President, clavm, inc. ;
Minneapolis, MN 55401                                             a management consulting group, since June,
                                                                  1998; Fellow, Poynter Institute for Media
                                                                  Studies, since June, 1998; Senior Vice
                                                                  President, Cowles Media Company/ Star
                                                                  Tribune from August, 1993 to June, 1998;
                                                                  Director of the mutual funds in the State
                                                                  Bond Group from June, 1984 to December,
                                                                  1996.

William B. Faulkner (72)               Manager                    President, William Faulkner & Associates,
825 Goodrich Avenue                                               LLC (international trade business) since
St. Paul, MN 55105-3346                                           1986. Director of the mutual funds in the
                                                                  State Bond Group of mutual funds from 1980
                                                                  to December 1996. Manager, Carroll Family,
                                                                  LLC (commercial land development business)
                                                                  since 1996.

Name, Age & Address                    Position with Fund         Principal Occupation(s) During Past 5 Years
-------------------                    ------------------         -------------------------------------------
Irvin W. Quesenberry, Jr. (51)         Manager                    Retired; Founder and Managing Director of
2939 Rainbow Drive                                                National Asset Management Corporation
Louisville, KY  40206                                             (investment counseling firm) from 1979 to
                                                                  1995**; Member of Louisville Community
                                                                  Foundation Investment Committee; Board
                                                                  member of Louisville Water Company since
                                                                  1986.

Edward J. Haines (53)                  President                  Senior Vice President of Marketing of
515 W. Market Street                                              Integrity Life Insurance Company since
Louisville, KY 40202                                              March, 2000; Senior Vice President of
                                                                  Marketing of ARM Financial Group, Inc. from
                                                                  December, 1993 until March, 2000.

Kevin L. Howard (35)                   Secretary                  Senior Vice President and Counsel of
515 W. Market Street                                              Integrity Life Insurance Company since
Louisville, KY  40202                                             March, 2000; Senior Vice President and
                                                                  Counsel of ARM Financial Group, Inc. from
                                                                  October, 1998 until March, 2000; Assistant
                                                                  General Counsel of ARM Financial Group,
                                                                  Inc. from January, 1994 until October,
                                                                  1998.

Don W. Cummings (36)                   Controller                 Chief Financial Officer of Integrity Life
515 W. Market Street                                              Insurance Company since March, 2000; Chief
Louisville, KY 40202                                              Financial Officer, Retail Business Division
                                                                  of ARM Financial Group, Inc. from November,
                                                                  1996 until March, 2000; Strategic
                                                                  Initiatives Officer of ARM Financial Group,
                                                                  Inc. from April, 1996 until November, 1996;
                                                                  Controller of ARM Financial Group, Inc.
                                                                  from November, 1993 until April, 1996.

Meredith Hettinger (28)                Assistant Secretary        Financial Manager of Integrity Life
515 W. Market Street                                              Insurance Company since March, 2000;
Louisville, KY 40202                                              Financial Manager of ARM Financial Group
                                                                  Inc. from April, 1998 until March, 2000;
                                                                  Financial Analyst of ARM Financial Group,
                                                                  Inc. from June, 1995 until April, 1998.

Name, Age & Address                    Position with Fund         Principal Occupation(s) During Past 5 Years
-------------------                    ------------------         -------------------------------------------
Hope Oliver (24)                       Assistant Secretary        Financial Analyst of Integrity Life
515 W. Market Street                                              Insurance Company since March, 2000;
Louisville, KY 40202                                              Financial Analyst of ARM Financial Group
                                                                  Inc. from August, 1998 until March, 2000;
                                                                  Staff Accountant of McCauley, Nicolas &
                                                                  Company, LLC from January, 1997 until
                                                                  August, 1998.

Kay Dieterlen (37)                     Assistant Secretary        Legal Specialist of Integrity Life
515 W. Market Street                                              Insurance Company since March, 2000; Legal
Louisville, KY 40202                                              Specialist of ARM Financial Group, Inc.
                                                                  from November, 1993 until March, 2000.


* Mr. Lindholm is an interested person as defined in the 1940 Act by virtue of his positions with Integrity Life Insurance Company and National Integrity Life Insurance Company.



** Mr. Quesenberry no longer has any interest in National Asset Management Corporation.



The Fund pays Managers who are not interested persons of the Fund Independent Managers fees for serving as Managers. During the fiscal period ended December 31, 1999, the Fund paid the Independent Managers a combined total of $10,750 exclusive of expenses. Because the investment adviser and the sub-adviser perform substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of Integrity Life Insurance Company, National Integrity Life Insurance Company, the investment adviser or the sub-adviser receives any compensation from the Fund for acting as a Manager.



The following table sets forth for the fiscal period ended December 31, 1999, the compensation paid by the Fund to the Independent Managers. Managers who are interested persons, as defined in the 1940 Act, receive no compensation from the Fund.



                                               Pension or                                 Total
                         Aggregate             Retirement Benefits    Estimated Annual    Compensation From
                         Compensation          Accrued as Part of     Benefits Upon       Fund Paid to
Name of Manager          From Fund             Fund Expense           Retirement          Managers
-------------------      ------------          -------------------    ----------------    -----------------
William B. Faulkner      $3,750.00             None                   N/A                 $3,750.00

John Katz                $3,750.00             None                   N/A                 $3,750.00

Chris L. Mahai           $3,750.00             None                   N/A                 $3,750.00

The following individuals own of record 5% or more of the indicated Portfolios as of April 3, 2000:

SELECT TEN PLUS PORTFOLIO - JUNE


Name                                Address                   Percentage Ownership
----                                -------                   --------------------
Anthony P. Patrillo                 1945 Jefferson Street     5.325488%
                                    Binghamton, NY  13903

James A. Mayer                      145 Awixa Avenue          53.624472%
                                    Bayshore, NY  11706

Ruth D. Krauthamer                  725 Argyle Road           5.838876%
                                    Brooklyn, NY  11230

Bernice C. Stetter                  66 Kelly Court            21.327303%
                                    Lancaster, NY  14086

SELECT TEN PLUS PORTFOLIO - SEPTEMBER

Name                                Address                   Percentage Ownership
----                                -------                   --------------------
Joseph G. Rodgers                   302 W. 12th St. #11A      35.918060%
                                    New York, NY  10014

Michael J. Harrold                  3 Glenwood Street         5.168945%
                                    Albany, NY  12203

Donald J. Kirchberger               75 Squire Drive           11.782977%
                                    Orchard Park, NY  14127

Doris Rimel Knauer                  3417 SW 35th Street       5.017913%
                                    Des Moines, IA  50321

SELECT TEN PLUS PORTFOLIO - DECEMBER

Name                                Address                   Percentage Ownership
----                                -------                   --------------------
Francis G. Henke                    359 Hoffman Street #B     5.129366%
                                    Elmira, NY  14905

John A. Knauber                     80 Oxford Avenue          76.467629%
                                    Lancaster, NY  14086

Patricia Scruggs                    115 Deer Wood Lane        7.259397%
                                    Grand Island, NY  14072


                                       8


Richard L. Corbetta                 110 Dellwood Drive                 5.818324%
                                    Elma, NY  14059

SELECT TEN PLUS PORTFOLIO - MARCH

Name                                Address                   Percentage Ownership
----                                -------                   --------------------
Joan Markes                         1 Sharon Drive            99.978893%
                                    Albany, NY  12205



As of December 31, 1999, the Managers and officers of the Fund as a group, owned less than 1% of the outstanding membership interests of the Fund.



The Managers are also members of the Board of Managers of Separate Account Ten of Integrity Life Insurance Company, a management investment company, and of the Board of Directors of The Legends Fund, Inc., an open-end management investment company, both of which have the same investment adviser as the Fund.



The Fund and its investment adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act, and personnel subject to these codes are permitted, in certain circumstances, to invest in securities, including securities that may be purchased or held by the Fund. These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For hours of operation of the Public Reference Room, please call 1-800-SEC-0330. The codes of ethics are also available on the SEC's internet site at HTTP://WWW.SEC.GOV and copies are available, after paying a duplicating fee, by electronic request to PUBLICINFO@SEC.GOV or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.


SECTION 4 - INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER


Touchstone Advisors, Inc. serves as the investment adviser to the Fund pursuant to an investment advisory agreement. Touchstone Advisors is 100% owned by IFS Financial Services, Inc., which is 100% owned by Western - Southern Life Assurance Company, a direct subsidiary of The Western and Southern Life Insurance Company. Touchstone Advisors succeeded Integrity Capital Advisors, Inc. as the Fund's investment adviser on March 3, 2000. Before that date, Integrity Capital Advisors, Inc. had been the investment adviser since the Fund's inception on April 15, 1999.



Subject to the direction of the Managers, Touchstone Advisors is responsible for providing all supervisory and management services reasonably necessary for the Fund's operation, other than those investment advisory services performed by the sub-adviser. These services include, but are not limited to:

       (i) coordinating all matters relating to the functions of the sub-adviser, custodian, accountants, attorneys, and other parties performing services or operational functions for the Fund;


       (ii) providing the Fund, at Touchstone Advisor's expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to provide effective supervision and administration of the Fund;


       (iii) making its officers and employees available to the Managers of the Fund for consultation and discussions regarding the supervision and administration of the Fund;

       (iv) maintaining or supervising the maintenance by the sub-adviser or third parties approved by the Fund of such books and records as may be required by applicable federal or state law;

       (v) preparing or supervising the preparation by third parties approved by the Fund of all federal, state and local tax returns and reports of the Fund required by applicable law;

       (vi) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law;

       (vii) taking such other action with respect to the Fund as may be required by applicable law, including without limitation, the rules and regulations of the SEC and other regulatory agencies; and


       (viii) providing the Fund, at Touchstone Advisor's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for its operations as contemplated in the investment advisory agreement.



Other responsibilities of Touchstone Advisors are described in the prospectus. Touchstone Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of the Portfolios' assets and the purchase and sale of securities for the Portfolios in the event that at any time a sub-adviser is not engaged to manage the assets of the Portfolios.



The Portfolios pay Touchstone Advisors a monthly fee based on an annual rate of
 .50% of each Portfolio's average daily net assets. Touchstone Advisors will pay a portion of those fees to National Asset Management Corporation for its services as sub-adviser to the Fund. In the event that at any particular time a sub-adviser is not engaged, Touchstone Advisors will be entitled to keep the entire fee, including the portion of the fee that would otherwise be paid to the sub-adviser.

For the fiscal year ended December 31, 1999, the Fund paid investment advisory fees as follows:



Select Ten Plus Portfolio - June            $986
Select Ten Plus Portfolio - September       $548
Select Ten Plus Portfolio - December        $  1
                                         -------
Total                                     $1,535



Touchstone Advisors has agreed to reimburse the Portfolios for operating expenses (excluding management fees) which exceed an annual rate of .35% of average net assets of the Portfolios. Touchstone Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios, but has no current intention of doing so. For the fiscal period ended December 31, 1999, expense reimbursements were as follows:



Select Ten Plus Portfolio - June            $19,289
Select Ten Plus Portfolio - September       $ 9,712
Select Ten Plus Portfolio - December        $   108


THE SUB-ADVISER


National Asset Management Corporation (NATIONAL ASSET) serves as the sub-adviser to the Portfolios and in that capacity provides investment advisory services for the Portfolios, including security selection. Subject to the supervision of the Board of Managers and Touchstone Advisors, National Asset will provide a continuous investment program for the Portfolios and will determine the composition of each Portfolio's assets, including determinations with respect to the purchase, retention and sale of securities, cash and other investments contained in the Portfolio's portfolio. National Asset will also provide investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Portfolios' assets. National Asset will receive a monthly fee for its services based on an annual rate of .10% of each Portfolio's average daily net assets up to $100 million and .05% of each Portfolio's average daily net assets in excess of $100 million. Touchstone Advisors has guaranteed it or an affiliate will pay National Asset a minimum annual sub-advisory fee of $50,000.


CUSTODIAN


State Street - Kansas City, 801 Pennsylvania, Kansas City, Missouri 64105, is the Fund's custodian and is responsible for safeguarding its cash and securities. The shares are held in book-entry form.

INDEPENDENT AUDITOR

Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri, 64105-2143, serves as the Fund's independent auditor. On an annual basis, Ernst & Young LLP will audit certain financial statements prepared by management and express an opinion on such financial statements based on its audit.

SECTION 5 - PORTFOLIO TRANSACTIONS AND BROKERAGE


Investment decisions for the Portfolios are made by National Asset, subject to the supervision of the Board of Managers and Touchstone Advisors. National Asset has investment advisory clients other than the Portfolios. A particular security may be bought or sold by National Asset for certain clients even though it could have been bought or sold for other clients at the same time. In the event that two or more clients simultaneously purchase or sell the same security, each day's transactions in such security are, insofar as possible, allocated between such clients in a manner deemed fair and reasonable by National Asset. Although there is no specified formula for allocating such transactions, the various allocation methods used by National Asset, and the results of such allocations, are subject to the periodic review by Touchstone Advisors and the Managers.


National Asset places all orders for the purchase and sale of securities, options, and futures contracts for the Portfolios through a substantial number of brokers and dealers. In executing transactions, National Asset will attempt to obtain the best execution for the Portfolios taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of securities in transactions on U.S. stock exchanges for the Portfolios, National Asset may pay higher commission rates than the lowest available when National Asset believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.


It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with this practice, National Asset may receive research services for the Portfolios from many of the broker-dealers with whom National Asset places the Portfolio's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to National Asset and its affiliates in advising its various clients, including the Portfolios, although not all of these services are necessarily useful and of value in managing the Portfolios. The sub-advisory fee paid by Touchstone Advisors to National Asset is not reduced because National Asset and its affiliates receive such services.


As permitted by Section 28(e) of the Securities Exchange Act of 1934, National Asset may cause the Portfolios to pay a broker-dealer a disclosed commission for effecting a securities transaction for the Portfolios in excess of the commission which another broker-dealer would have charged for effecting that transaction in recognition of the value of the "brokerage and research services" provided by the broker-dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (E.G., clearance, settlement, and custody).

National Asset may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of National Asset where, in the judgment of National Asset, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the investment adviser or sub-adviser, or, if it is also a broker-dealer, the sub-adviser, may receive and retain compensation for effecting portfolio transactions for an account on a national securities exchange of which the broker-dealer is a member if the transaction is executed on the floor of the exchange by another broker that is not an associated person of the affiliated broker-dealer or sub-adviser, and if there is in effect a written contract between the sub-adviser and the account expressly permitting the affiliated broker-dealer or sub-adviser to receive and retain such compensation. The sub-advisory agreement provides that National Asset may retain compensation on transactions effected for the Portfolios in accordance with the terms of these rules.

SEC rules further require that commissions paid to such an affiliated broker-dealer or sub-adviser by the account on exchange transactions not exceed "usual and customary brokerage commission." The rules define usual and customary commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."


During the fiscal period ended December 31, 1999, the following brokerage commissions were paid by each Portfolio:



         Select Ten Plus Portfolio - June            $548.45
         Select Ten Plus Portfolio - September       $391.45
         Select Ten Plus Portfolio - December        $ 50.10
                                                   ---------
         Total                                       $990.00

SECTION 6 - PURCHASE, REDEMPTION, AND PRICING OF SHARES

The separate accounts of National Integrity Life Insurance Company may purchase and redeem shares of each Portfolio on each day the New York Stock Exchange
(NYSE) is open for trading based on, among other things, the amount of premium payments to be invested and surrendered and transfers to be effected on that day pursuant to the relevant variable annuity contracts.

The Fund may suspend redemption privileges or postpone the date of payment during the following periods:

       (1) when the NYSE is closed (other than customary weekend or holiday closings);

       (2) when trading on the NYSE is restricted or an emergency exists as determined by the SEC, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable; or

       (3)    for such other periods as the SEC, by order, may otherwise permit.

The net asset value of the shares of each Portfolio will be determined on each day the NYSE is open for trading. The net assets are valued as of the close of business of the NYSE, which currently is 4:00 p.m., Eastern time. Each Portfolio's net asset value per share is calculated separately by dividing the value of the securities held by the Portfolio plus any cash or other assets, less its liabilities, by the number of outstanding shares. Equity securities are valued each day at the close of business of the NYSE. Money market securities are valued using the amortized cost method of valuation which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant (straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value.

SECTION 7 - TAXATION OF THE FUND

The Fund is not a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). However, as a limited liability company whose membership interests are sold only to National Integrity Life Insurance Company, the Fund is disregarded as an entity for purposes of federal income taxation. The Fund does not pay federal income tax on its interest income, dividend income and capital gains. Instead, National Integrity Life Insurance Company, through its separate accounts, is treated as owning the assets of the Fund directly and its tax obligations thereon are computed pursuant to Subchapter L of the Code. Moreover, under current tax law, interest income, dividend income and capital gains of the Fund are not currently taxable to National Integrity Life Insurance Company or to variable annuity contract owners when left to accumulate within a variable annuity contract. Tax disclosure relating to variable annuity contracts that offer the Fund as an underlying investment is contained in the prospectuses for those contracts.

SECTION 8 - CALCULATION OF PERFORMANCE DATA


Each Portfolio may from time to time include the total return and yield of its shares in advertisements or in other information furnished to contract holders. Performance information is computed separately for each Portfolio in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue. Any statement of a Portfolio's performance will also disclose the performance of the separate account funding the variable annuity contracts that invest in the Fund.


TOTAL RETURNS

Total returns reflect all aspects of a Portfolio's return, including the automatic reinvestment by the Portfolio of all distributions. Quotations also will assume a redemption at the end of the particular period.






AVERAGE ANNUAL TOTAL RETURNS are standardized and are calculated by determining the growth or decline in the value of a hypothetical historical investment in a Portfolio over 1, 5, and 10 years ( or for the life of the Portfolio), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Portfolio's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of a Portfolio during any portion of the period illustrated. Average annual returns are calculated pursuant to the following formula:

                                  P(1+T) TO THE POWER OF n     = ERV


where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the redemption value at the end of the period.


Non-standardized average annual total returns will be calculated in a similar manner except that they will assume an initial investment of $60,000 instead of $1,000 and will be calculated for a 3 year period as well as 1, 5, and 10 years (or for the life of the Portfolio). An assumed initial investment of $60,000 will be used because that figure more closely approximates the size of a typical contract than does the $1,000 figure used in calculating the standardized average annual total return quotations.



CUMULATIVE TOTAL RETURNS are non-standardized and unaveraged and reflect the simple percentage change in the value of a hypothetical investment in a Portfolio over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELD

The Portfolios may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in a Portfolio over a stated period of time, not taking into account capital gains or losses. Yields are annualized and stated as a percentage.


                                                                             All figures are unaudited.
                                                                    Standardized Average Annual Total Return (1)
FOR THE PERIOD ENDED:  12/31/99

DIVISIONS                                    INCEPTION DATE (2)                                  SINCE
                                                                          1 YEAR     5 YEAR    INCEPTION
Select Ten Plus Division - March                  3/31/00                  N/a        N/a         N/a
Select Ten Plus Division - June                   6/30/99                  N/a        N/a       (8.97%)
Select Ten Plus Division - September              9/30/99                  N/a        N/a       (5.63%)
Select Ten Plus Division - December               12/31/99                 N/a        N/a        0.34%




(1) Standardized average annual total return reflects past fund performance based on a $1,000 hypothetical investment over the period indicated. The performance figures reflect the deduction of the mortality and expense risk charge and administrative expenses totaling 1.35%, but exclude deductions for applicable premium tax charges.
(2) Inception date of the Division represents first trade date. Returns for Divisions in operation for less than one year aren't annualized.




  FOR THE PERIOD ENDED 12/31/99                                                       All figures are unaudited.
                                                                                      Non-Standardized Returns(1)

                                      CUMULATIVE TOTAL RETURN                   AVERAGE ANNUAL RETURN            CALENDAR YEAR
                                                                                                                     RETURN

                         INCEPTION1 YEAR  3 YEAR  5 YEAR 10 YEAR    SINCE   1 YEAR  3 YEAR 5 YEAR 10 YEAR  SINCE          1999
                           DATE                                   INCEPTION                                INCEPTION
Select Ten Plus          3/31/00    N/a     N/a    N/a     N/a       N/a      N/a    N/a    N/a     N/a       N/a       N/a
Division - March
Select Ten Plus          6/30/99    N/a     n/a    n/a     n/a     (8.97%)    N/a    n/a    n/a     n/a     (8.97%)     N/a
Division - June
Select Ten Plus          9/30/99    N/a     n/a    n/a     n/a     (5.63%)    N/a    n/a    n/a     n/a     (5.63%)     N/a
Division - September
Select Ten Plus          12/31/99   N/a     n/a    n/a     n/a      0.34%     N/a    n/a    n/a     n/a      0.34%       N/a
Division  - December



(1) Non-standardized returns reflect all historical investment results based on a $60,000 hypothetical investment, less the mortality and expense risk charge and administrative expenses totaling 1.35%.



PERFORMANCE COMPARISONS

Each Portfolio may from time to time include in reports and advertising the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Portfolio may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present contract owners or prospective investors may also include evaluations of a Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE, and USA TODAY.

The performance figures described above may also be used to compare the performance of a Portfolio's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Portfolios may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 381 industrial, 37 utility, 11 transportation and 71 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The NYSE composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the NYSE.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index is an arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The 50/50 Index assumes a static mix of 50% of the S&P 500 and 50% of the Lehman Brothers Government/Corporate Bond Index.

Other Composite Indices: 70% S&P 500 and 30% NASDAQ Industrial Index; 35% S&P 500 and 65% Salomon Brothers High Grade Bond Index; and 65% S&P 500 and 35% Salomon Brothers High Grade Bond Index.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index) published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

SECTION 9 - FINANCIAL STATEMENTS


The Fund's financial statements for the fiscal period ended December 31, 1999, which are included in this SAI, have been audited by Ernst & Young, LLP as set forth in its report.

                         Report of Independent Auditors



The Unit Holders and Board of Directors
Select Ten Plus Fund, LLC




We have audited the accompanying statements of assets and liabilities of Select Ten Plus Fund, LLC (the "Fund") (comprised of Select Ten Plus Portfolio-June, Select Ten Plus Portfolio-September and Select Ten Plus Portfolio-December), including the schedules of investments, as of December 31, 1999, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.



We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 1999, by correspondence with the custodian and broker. As to certain securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Fund at December 31, 1999, and the results of their operations, changes in their net assets, and financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States.



                                                               ERNST & YOUNG LLP



Kansas City, Missouri
January 28, 2000

                                       Select Ten Plus Portfolio - June

                                      Statement of Assets and Liabilities



                                                                                              DECEMBER 31, 1999
                                                                                              -----------------
ASSETS
  Investments in securities, at value (cost $327,749)--See accompanying schedule                     $ 294,918
  Cash                                                                                                   7,438
  Dividends, interest and other receivables                                                             11,932
                                                                                              ----------------
TOTAL ASSETS                                                                                           314,288

LIABILITIES
  Accrued expenses                                                                                       8,167
                                                                                              ----------------
TOTAL LIABILITIES                                                                                        8,167
                                                                                              ----------------

NET ASSETS                                                                                           $ 306,121
                                                                                              ================
Net Assets consist of:
  Paid-in capital                                                                                    $ 342,258
  Undistributed net investment income                                                                    3,550
  Accumulated net realized loss on investments                                                          (6,856)
  Net unrealized depreciation on investments                                                           (32,831)
                                                                                              ----------------
NET ASSETS                                                                                           $ 306,121
                                                                                              ================

UNIT VALUE, offering and redemption price per unit                                                   $    9.10
                                                                                              ================

Units outstanding                                                                                       33,627
                                                                                              ================




                                       Statement of Operations


                                                                                                  JUNE 30, 1999
                                                                                                (COMMENCEMENT OF
                                                                                               OPERATIONS) THROUGH
                                                                                                DECEMBER 31, 1999
                                                                                               -------------------
INVESTMENT INCOME - DIVIDENDS                                                                        $   5,222

EXPENSES
  Custody and accounting expenses                                                                       10,162
  Directors' fees and expenses                                                                           3,150
  Professional fees                                                                                      2,521
  Errors and omissions insurance                                                                         1,851
  Printing and filing fees                                                                               1,662
  Investment advisory and management fees                                                                  986
  Other expenses                                                                                           629
                                                                                               -------------------
    Total expenses before reimbursement
    Less:  expense reimbursement                                                                       (19,289)
                                                                                               -------------------
    Net expenses                                                                                         1,672
                                                                                               -------------------
Net investment income                                                                                    3,550

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investment securities                                                            (6,856)
  Net unrealized depreciation during the period on investments                                         (32,831)
                                                                                               -------------------
Net realized and unrealized loss on investments                                                        (39,687)
                                                                                               -------------------

Net decrease in net assets resulting from operations                                                 $ (36,137)
                                                                                               ===================




SEE ACCOMPANYING NOTES.

                                         Select Ten Plus Portfolio - June

                                        Statement of Changes in Net Assets



                                                                                             JUNE 30, 1999
                                                                                           (COMMENCEMENT OF
                                                                                          OPERATIONS) THROUGH
                                                                                           DECEMBER 31, 1999
                                                                                          -------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                                   $           3,550
  Net realized loss on investments                                                                   (6,856)
  Net unrealized depreciation during the period on investments                                      (32,831)
                                                                                          -------------------
    Net decrease in net assets resulting from operations                                            (36,137)

Contract related transactions:
  Contributions from contract holders (47,905 units)                                                480,220
  Cost of units redeemed (14,278 units)                                                            (137,962)
                                                                                          -------------------
    Net increase in net assets resulting from unit transactions                                     342,258
                                                                                          -------------------

Total increase in net assets                                                                        306,121

NET ASSETS
Beginning of period                                                                                       --
                                                                                          -------------------

End of period (including undistributed net investment income of $3,550)                   $         306,121
                                                                                          ===================
SEE ACCOMPANYING NOTES.





                                       Financial Highlights



                                                                                             JUNE 30, 1999
                                                                                           (COMMENCEMENT OF
                                                                                          OPERATIONS) THROUGH
                                                                                           DECEMBER 31, 1999
                                                                                          -------------------
 SELECTED PER-UNIT DATA
  Unit value, beginning of period                                                          $        10.00
  Loss from investment operations:
    Net investment income                                                                            0.11
    Net realized and unrealized loss on investments                                                 (1.01)
                                                                                          -------------------
    Total from investment operations                                                                (0.90)
                                                                                          -------------------
  Unit value, end of period                                                                $         9.10
                                                                                          ===================

TOTAL RETURN                                                                                        (8.97%)

 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                                                          $  306
 Ratio of net investment income to average net assets                                                1.80%
 Ratio of expenses to average net assets                                                             0.85%
 Ratio of net investment loss to average net assets before voluntary expense reimbursement          (7.98%)
 Ratio of expenses to average net assets before voluntary expense reimbursement                     10.63%
 Portfolio turnover rate                                                                               49%



PERCENTAGE AMOUNTS ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

                           Select Ten Plus Portfolio - June

                               Schedule of Investments

                                  December 31, 1999



                                                                      NUMBER
                                                                     OF SHARES          VALUE
                                                                     ---------       -----------
   COMMON STOCKS (100.0%)
   BASIC MATERIALS (27.2%)
       Du Pont (E.I.) de Nemours and Company                             541         $    35,638
       Exxon Mobil Corporation                                           555              44,712
                                                                                     -----------
                                                                                          80,350
   CAPITAL GOODS (22.2%)
       Caterpillar Inc.                                                  529              24,896
       Minnesota Mining and Manufacturing Company                        415              40,618
                                                                                     -----------
                                                                                          65,514
   CONSUMER CYCLICAL (29.6%)
       Eastman Kodak Company                                             528              34,980
       General Motors Corporation                                        517              37,579
       The Goodyear Tire & Rubber Company                                520              14,658
                                                                                     -----------
                                                                                          87,217
   CONSUMER STAPLE (5.4%)
       Philip Morris Companies, Inc.                                     691              16,023

   ENERGY (10.9%)
       Chevron Corporation                                               371              32,138

   FINANCIAL (4.7%)
       J.P. Morgan & Company, Inc.                                       108              13,676
                                                                                     -----------

   TOTAL COMMON STOCKS (Cost $327,749)                                                   294,918
                                                                                     ===========
   TOTAL INVESTMENTS (100.0%)                                                        $   294,918
                                                                                     ===========





       OTHER INFORMATION:
       Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the period ended December 31, 1999 aggregated $522,748 and $188,143, respectively. At December 31, 1999, net unrealized depreciation for tax purposes aggregated $32,831 of which $9,443 related to appreciated investments and $42,274 related to depreciated investments. The aggregate cost of investments was the same for book and tax purposes.



    SEE ACCOMPANYING NOTES.

                                       Select Ten Plus Portfolio - September

                                        Statement of Assets and Liabilities


                                                                                        DECEMBER 31, 1999
                                                                                       ---------------------
ASSETS
  Investments in securities, at value (cost $441,243)--See accompanying schedule             $ 413,750
  Cash                                                                                          15,872
  Dividends, interest and other receivables                                                      1,596
                                                                                       ---------------------
TOTAL ASSETS                                                                                   431,218

LIABILITIES
  Accrued expenses                                                                              12,935
                                                                                       ---------------------
TOTAL LIABILITIES                                                                               12,935
                                                                                       ---------------------

NET ASSETS                                                                                   $ 418,283
                                                                                       =====================
Net assets consist of:
  Paid-in capital                                                                            $ 443,384
  Undistributed net investment income                                                            2,392
  Net unrealized depreciation on investments                                                   (27,493)
                                                                                       ---------------------
NET ASSETS                                                                                   $ 418,283
                                                                                       =====================

UNIT VALUE, offering and redemption price per unit                                           $    9.44
                                                                                       =====================

Units outstanding                                                                               44,323
                                                                                       =====================


                                           Statement of Operations


                                                                                        SEPTEMBER 30, 1999
                                                                                         (COMMENCEMENT OF
                                                                                        OPERATIONS) THROUGH
                                                                                         DECEMBER 31, 1999
                                                                                       ----------------------
INVESTMENT INCOME - DIVIDENDS                                                                  $  3,324

EXPENSES
  Custody and accounting expenses                                                                 5,136
  Directors' fees and expenses                                                                    1,592
  Professional fees                                                                               1,274
  Errors and omissions insurance                                                                    936
  Printing and filing fees                                                                          840
  Investment advisory and management fees                                                           548
  Other expenses                                                                                    318
                                                                                       ----------------------
    Total expenses before reimbursement                                                          10,644
    Less:  expense reimbursement                                                                 (9,712)
                                                                                       ----------------------
    Net expenses                                                                                    932
                                                                                       ----------------------
Net investment income                                                                             2,392

UNREALIZED LOSS ON INVESTMENTS
  Net unrealized depreciation during the period on investments                                  (27,493)
                                                                                       ----------------------

Net decrease in net assets resulting from operations                                          $ (25,101)
                                                                                       ======================
    SEE ACCOMPANYING NOTES.


                                    Select Ten Plus Portfolio - September

                                      Statement of Changes in Net Assets



                                                                                          SEPTEMBER 30, 1999
                                                                                           (COMMENCEMENT OF
                                                                                         OPERATIONS) THROUGH
                                                                                          DECEMBER 31, 1999
                                                                                         -------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                                  $           2,392
  Net unrealized depreciation during the period on investments                                     (27,493)
                                                                                         -------------------
    Net decrease in net assets resulting from operations                                           (25,101)

Contract related transactions:
  Contributions from contract holders (44,619 units)                                               446,220
  Cost of units redeemed (296 units)                                                                (2,836)
                                                                                         -------------------
    Net increase in net assets resulting from unit transactions                                    443,384
                                                                                         -------------------

Total increase in net assets                                                                       418,283

NET ASSETS
Beginning of period                                                                                      --
                                                                                         -------------------

End of period (including undistributed net investment income of $2,392)                  $         418,283
                                                                                         ===================
SEE ACCOMPANYING NOTES.





                                           Financial Highlights


                                                                                      SEPTEMBER 30, 1999
                                                                                       (COMMENCEMENT OF
                                                                                      OPERATIONS) THROUGH
                                                                                       DECEMBER 31, 1999
                                                                                      -------------------
 SELECTED PER-UNIT DATA                                                                 $        10.00
  Unit value, beginning of period
  Loss from investment operations:
    Net investment income                                                                         0.05
    Net unrealized loss on investments                                                           (0.61)
                                                                                      -------------------
    Total from investment operations                                                             (0.56)
                                                                                      -------------------
  Unit value, end of period                                                             $         9.44
                                                                                      ===================

TOTAL RETURN                                                                                     (5.63%)

 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                                               $          418
 Ratio of net investment income to average net assets                                             2.18%
 Ratio of expenses to average net assets                                                          0.85%
 Ratio of net investment loss to average net assets before voluntary expense
  reimbursements                                                                                 (6.68%)
 Ratio of expenses to average net assets before voluntary expense reimbursement                   9.71%
 Portfolio turnover rate                                                                             0%



PERCENTAGE AMOUNTS ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.


                                       Select Ten Plus Portfolio - September

                                              Schedule of Investments

                                                 December 31, 1999
                                                                       NUMBER
                                                                      OF SHARES              VALUE
                                                                    --------------       ---------------
   COMMON STOCKS (100.0%)
   BASIC MATERIALS (11.4%)
       Du Pont (E.I.) de Nemours and Company                              719            $    47,364

   CAPITAL GOODS (20.0%)
       Caterpillar Inc.                                                   795                 37,415
       Minnesota Mining and Manufacturing Company                         465                 45,512
                                                                                         ---------------
                                                                                              82,927
   CONSUMER CYCLICAL (28.4%)
       Eastman Kodak Company                                              591                 39,154
       General Motors Corporation                                         712                 51,753
       The Goodyear Tire & Rubber Company                                 927                 26,130
                                                                                         ---------------
                                                                                             117,037
   CONSUMER STAPLE (17.9%)
       Sears, Roebuck and Company                                       1,464                 44,560
       Philip Morris Companies, Inc.                                    1,269                 29,425
                                                                                         ---------------
                                                                                              73,985
   ENERGY (10.4%)
       Chevron Corporation                                                497                 43,053

   FINANCIAL (11.9%)
       J.P. Morgan & Company, Inc.                                        390                 49,384
                                                                                         ---------------


   TOTAL COMMON STOCKS (Cost $441,243)                                                       413,750
                                                                                         ---------------
   TOTAL INVESTMENTS (100.0%)                                                            $   413,750
                                                                                         ===============



      OTHER INFORMATION:
      Cost of purchases of securities, excluding short-term securities, for the period ended December 31, 1999 aggregated $441,243. At December 31, 1999, net unrealized depreciation for tax purposes aggregated $27,493 of which $17,790 related to appreciated investments and $45,283 related to depreciated investments. The aggregate cost of investments was the same for book and tax purposes.



    SEE ACCOMPANYING NOTES.


                                       Select Ten Plus Portfolio - December

                                        Statement of Assets and Liabilities

                                                                                           DECEMBER 31, 1999
                                                                                           -----------------
ASSETS
  Investments in securities, at value (cost $59,094)--See accompanying schedule                     $ 59,302
  Cash                                                                                                62,086
  Receivable from advisor                                                                                108
                                                                                             -----------------
TOTAL ASSETS                                                                                         121,496

LIABILITIES
  Payable for investments purchased                                                                   59,094
  Accrued expenses                                                                                       109
                                                                                             -----------------
TOTAL LIABILITIES                                                                                     59,203
                                                                                             -----------------

NET ASSETS                                                                                          $ 62,393
                                                                                             =================
Net assets consist of:
  Paid-in capital                                                                                   $ 62,086
  Accumulated net loss                                                                                    (1)
  Net unrealized appreciation on investments                                                             208
                                                                                             -----------------
NET ASSETS                                                                                          $ 62,293
                                                                                             =================

UNIT VALUE, offering and redemption price per unit                                                  $  10.03
                                                                                             =================

Units outstanding                                                                                      6,208
                                                                                             =================



                                              Statement of Operations

                                                                                              FOR THE ONE DAY
                                                                                                PERIOD ENDED
                                                                                             DECEMBER 31, 1999
                                                                                               (COMMENCEMENT
                                                                                               OF OPERATIONS)
                                                                                             -----------------
INVESTMENT INCOME - DIVIDENDS                                                                        $     -

EXPENSES
  Custody and accounting expenses                                                                         55
  Directors' fees and expenses                                                                            17
  Professional fees                                                                                       14
  Printing and filing fees                                                                                 9
  Investment advisory and management fees                                                                  1
  Other expenses                                                                                          13
                                                                                             -----------------
    Total expenses before reimbursement                                                                  109
                                                                                             -----------------
Less: expense reimbursement                                                                             (108)
                                                                                             -----------------
Net expenses                                                                                               1
                                                                                             -----------------
Net investment loss                                                                                       (1)

UNREALIZED GAIN ON INVESTMENTS
   Net unrealized appreciation during the period on investments                                          208
                                                                                             -----------------

Net increase in net assets resulting from operations                                                 $   207
                                                                                             =================
SEE ACCOMPANYING NOTES.


                                       Select Ten Plus Portfolio - December


                                        Statement of Changes in Net Assets



                                                                                      FOR THE ONE DAY
                                                                                        PERIOD ENDED
                                                                                     DECEMBER 31, 1999
                                                                                       (COMMENCEMENT
                                                                                       OF OPERATIONS)
                                                                                     -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment loss                                                                     $     (1)
   Net unrealized appreciation during the period on investments                                 208
                                                                                     -----------------
     Net increase in net assets resulting from operations                                       207

Contract related transactions:
   Contributions from contract holders (6,208 units)                                         62,086
                                                                                     -----------------

Total increase in net assets                                                                 62,293

NET ASSETS
Beginning of period                                                                               -
                                                                                     -----------------

End of period (including accumulated net loss of $1)                                       $ 62,293
                                                                                     =================
SEE ACCOMPANYING NOTES.





                                         Financial Highlights
                                                                                      FOR THE ONE DAY
                                                                                       PERIOD ENDED
                                                                                     DECEMBER 31, 1999
                                                                                       (COMMENCEMENT
                                                                                      OF OPERATIONS)
                                                                                     -----------------
 SELECTED PER-UNIT DATA
  Unit value, beginning of period
  Income from investment operations:                                                       $   10.00
    Net investment income                                                                          -
    Net unrealized gain on investments                                                          0.03
                                                                                     -----------------
    Total from investment operations                                                            0.03
                                                                                     -----------------
  Unit value, end of period                                                                $   10.03
                                                                                     =================

TOTAL RETURN                                                                                    0.34%

 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                                                     $   62
 Ratio of net investment loss to average net assets                                            (0.50%)
 Ratio of expenses to average net assets                                                        0.50%
 Ratio of net investment loss to average net assets before voluntary expense
  reimbursements                                                                              (54.50%)
 Ratio of expenses to average net assets before voluntary expense reimbursement                54.50%
 Portfolio turnover rate                                                                           0%



PERCENTAGE AMOUNTS ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

                                       Select Ten Plus Portfolio - December

                                              Schedule of Investments

                                                 December 31, 1999

                                                                         NUMBER
                                                                        OF SHARES             VALUE
                                                                       -------------       -----------
   COMMON STOCKS (100.0%)
   BASIC MATERIALS (30.3%)
       Du Pont (E.I.) de Nemours and Company                                 90            $     5,929
       Exxon Mobil Corporation                                               74                  5,962
       International Paper Company                                          107                  6,039
                                                                                           -----------
                                                                                                17,930
   CAPITAL GOODS (20.1%)
       Caterpillar Inc.                                                     127                  5,977
       Minnesota Mining and Manufacturing Company                            61                  5,970
                                                                                           -----------
                                                                                                11,947
   COMMUNICATIONS SERVICES (10.0%)
       SBC Communications, Inc.                                             122                  5,947

   CONSUMER CYCLICAL (20.0%)
       Eastman Kodak Company                                                 89                  5,896
       General Motors Corporation                                            82                  5,960
                                                                                           -----------
                                                                                                11,856
   CONSUMER STAPLE (9.8%)
       Philip Morris Companies, Inc.                                        250                  5,797

   FINANCIAL (9.8%)
       J.P. Morgan & Company, Inc.                                           46                  5,825
                                                                                           -----------


   TOTAL COMMON STOCKS (Cost $59,094)                                                           59,302
                                                                                           -----------
   TOTAL INVESTMENTS (100.0%)                                                              $    59,302
                                                                                           ===========



      OTHER INFORMATION:
      Cost of purchases of securities, excluding short-term securities, for the period ended December 31, 1999 aggregated $59,094. At December 31, 1999, net unrealized appreciation for tax purposes aggregated $208 of which $351 related to appreciated investments and $143 related to depreciated investments. The aggregate cost of investments was the same for book and tax purposes.



    SEE ACCOMPANYING NOTES.

                            Select Ten Plus Fund, LLC



                          Notes to Financial Statements



                                December 31, 1999




1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES



ORGANIZATION



Select Ten Plus Fund, LLC (the "Fund") was formed as of September 30, 1998. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Contributions to the Fund are presently limited to PINNACLE contract holders. PINNACLE is a flexible premium variable annuity product issued by National Integrity Life Insurance Company ("National Integrity"). National Integrity is a wholly-owned subsidiary of Integrity Life Insurance Company ("Integrity"). The Fund is currently divided into four portfolios: Select Ten Plus Portfolio-March, Select Ten Plus Portfolio-June, Select Ten Plus Portfolio-September, and Select Ten Plus Portfolio-December (the "Portfolio(s)"). Each Portfolio is a non-diversified investment company which invests directly in securities. The Portfolios seek total return by acquiring the ten highest yielding stocks in the Dow Jones Industrial Average in equal weights and holding them for approximately twelve months. To the extent any of the ten highest yielding stocks qualifying for a Portfolio are reasonably believed to receive 15% or more of their revenues from securities-related activities, the Portfolio will allocate a maximum of 5% of its assets to each of those stocks, and will allocate the remainder of its assets among the remaining stocks not so limited. The Fund has applied to the Securities and Exchange Commission for exemptive relief from this limitation, but there is no assurance as to when or if it will be granted. Each Portfolio is open for new investments on only one day of each year. The twelve month holding period begins on the last business day of the month for which the Portfolio is named. For example, the Select Ten Plus Portfolio-June invests only on the last business day of June each year. The assets of the Fund are owned by National Integrity. As of December 31, 1999 the Select Ten Plus Portfolio-March was the only Portfolio that did not have invested assets.



ARM Securities Corporation ("ARM Securities"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., distributes units of the Fund. Integrity Capital Advisors, Inc. ("Integrity Capital"), an investment adviser registered under the Investment Advisers Act of 1940, provides management services to the Fund pursuant to a management agreement. National Asset Management Corporation ("National Asset"), an investment adviser registered under the Investment Advisers Act of 1940, serves as the sub-adviser of the Portfolios pursuant to a sub-advisory agreement.



ARM Financial Group, Inc. ("ARM") is the ultimate parent of National Integrity, Integrity Capital and ARM Securities. ARM provides retirement savings and investment products through its insurance company subsidiaries.

                            Select Ten Plus Fund, LLC

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



At December 31, 1999, ARM had approximately $4.8 billion of assets under management.



BASIS OF PRESENTATION



The accompanying financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") for investment companies.



SECURITY VALUATION



Common stocks are valued at the last sale price on the exchange on which they are primarily traded.



SECURITY TRANSACTIONS



Securities transactions are accounted for as of trade date net of brokerage fees, commissions and transfer fees. Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Realized gains and losses on sales of investments are determined on the basis of the first-in, first-out method for all of the Portfolios.



FEDERAL INCOME TAX MATTERS



The Fund is a limited liability company with all its interests owned by National Integrity. Accordingly, the Fund is taxed as part of the operations of National Integrity and is not taxed separately.



USE OF ESTIMATES



The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.



2.   INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES



Integrity Capital serves as investment adviser of the Portfolios and National Asset serves as the sub-adviser of the Portfolios. For providing investment management services to the Portfolios, Integrity Capital receives a monthly fee based on an annual rate of .50% of each Portfolio's average daily net assets. Integrity Capital, not the Fund, pays sub-advisory fees to National Asset

                                       Select Ten Plus Fund, LLC

2.   INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES (CONTINUED)



based on the combined average daily net assets of the Portfolios and the Divisions that comprise Separate Account Ten of Integrity Life Insurance Company (collectively, the "net asset base"). Fees under the sub-advisory agreement are paid at an annual rate of .10% of the net asset base up to $100 million and .05% of the net asset base in excess of $100 million. Integrity Capital has agreed to reimburse each Portfolio for operating expenses (excluding management fees) above an annual rate of 0.35% of the Portfolios' average net assets.



Certain officers and directors of the Fund are also officers of ARM, ARM Securities, Integrity Capital Advisors, and National Integrity. The Fund does not pay any amounts to compensate these individuals.



3.   EVENTS RELATING TO ARM, INTEGRITY AND NATIONAL INTEGRITY



On July 29, 1999, ARM announced that it was restructuring its institutional business and positioning its retail business and technology operations for the sale of ARM or its businesses or its assets. Following the July 29, 1999 announcement, the ratings of ARM and Integrity were significantly lowered several times by four major rating agencies, materially and adversely affecting Integrity's ability to market and maintain persistency of retail products. As a result, ARM sought protection with respect to its insurance subsidiary, Integrity, from the Ohio Department of Insurance. Integrity is domiciled in Ohio. On August 20, 1999, Integrity consented to a Supervision Order issued by the Ohio Department of Insurance, which remains in effect. Unless the Ohio Department of Insurance begins proceedings for the appointment of a rehabilitator or liquidator, the Supervision Order will automatically be extended for successive 60-day periods until written notice is given to Integrity ending the supervision. National Integrity, which is domiciled in New York, was not affected by the supervision order.



This regulatory action is intended to ensure an orderly process for addressing the financial obligations of Integrity and to protect the interests of its individual policyholders. Integrity will continue payments of death benefits, previously scheduled systematic withdrawals, previously scheduled immediate annuity payments, and agent commissions, but must receive written consent from the Ohio Department of Insurance for other payments. In particular, the Supervision Order suspends the processing of surrenders of fixed annuity policies except in cases of approved hardship. The Supervision Order does not affect the surrender of variable annuity contracts, including the contracts through which the Portfolios of the Fund are offered.



On December 17, 1999 ARM Financial Group, Inc. announced that it had signed a definitive agreement whereby Western and Southern Life Insurance Company (Western and Southern) would acquire the ARM's insurance subsidiaries, Integrity and National Integrity.

Western and Southern is part of the Western-Southern Enterprise, a financial services group which also includes Western-Southern Life Assurance Company, Columbus Life Insurance Company, Touchstone Advisors, Inc., Fort Washington Investment Advisors, Inc., Todd Investment Advisors, Inc., Countrywide Financial Services, Capital Analysts Incorporated and Eagle Realty Group, Inc. Assets owned or under management by the group exceed $20 billion. Western and Southern is rated A++ (Superior) by A.M. Best, AAA (Highest) by Duff & Phelps, AAA (Extremely Strong) by Standard & Poor's, and Aa2 (Excellent) by Moody's.



The acquisition of the insurance companies by Western and Southern is being implemented in a chapter 11 case filed by ARM under the U.S. Bankruptcy Code.



The closing of the transaction is subject to the approval of the Ohio Department of Insurance, the New York Department of Insurance, and the Bankruptcy Court, as well as to other customary conditions to closing. The transaction is expected to close late in the first quarter of 2000; however, there can be no assurance as to obtaining the required approvals or the timing of the closing of the transaction.



Integrity Capital will not be acquired by Western and Southern. Accordingly, it is contemplated that Integrity Capital will assign the current management agreement between Integrity Capital and the Fund to Touchstone Advisers, Inc., an indirect wholly-owned subsidiary of Western and Southern. The assignment of the management agreement will automatically terminate the agreement, and will also terminate the current sub-advisory agreement between the Fund and National Asset.



The Board of Managers of the Fund will be asked to approve new management and sub-advisory agreements and a participation agreement for the Fund. These new agreements will be subject to shareholder approval. The new management and sub-advisory agreements are expected to contain the same material terms as the current management and sub-advisory agreements. It is anticipated that the shareholders meeting will occur early in the second quarter of 2000.

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

     (a) Certificate of Formation of Select Ten Plus Fund, LLC*

     (b) Form of Operating Agreement (Rules and Regulations) of Select Ten Plus Fund, LLC*

     (c) Not applicable

     (d) (1) Form of Management Agreement between Select Ten Plus Fund, LLC and Touchstone Advisors, Inc.

     (d) (2) Form of Sub-Advisory Agreement between Touchstone Advisors, Inc. and National Asset Management Corporation

     (e) Not applicable

     (f) Not applicable

     (g) Form of Custody, Recordkeeping and Agency Agreement between Select Ten Plus Fund, LLC and Investors Fiduciary Trust Company**

     (h) Form of Participation Agreement between Select Ten Plus Fund, LLC, Touchstone Advisors, Inc. and National Integrity Life Insurance Company, dated as of March 3, 2000

     (i) Opinion of Counsel**

     (j) Consent of Ernst & Young, LLP

     (k) Not applicable

     (l) Not applicable

     (m) Not applicable

     (n) Not applicable

     (o) Not applicable

     (p) Code of Ethics


*Incorporated by reference to Registrant's initial registration statement on Form N-1A (File No. 333-69843) filed on December 28, 1998.


**Incorporated by reference to Registrant's pre-effective amendment no. 1 to the registration statement on Form N-1A (File No. 333-69843) filed on April 6, 1999.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     Separate Account II of National Integrity Life Insurance Company (NATIONAL INTEGRITY) owns all of the outstanding membership interests of Registrant. Shares are voted by National Integrity in accordance with instructions received from its variable annuity contract owners who allocate contributions to the Fund.


     Integrity Life Insurance Company (INTEGRITY), an Ohio stock life corporation, owns 100% of the voting securities of National Integrity, a New York stock life corporation. The voting securities of Integrity are 100% owned by The Western and Southern Life Insurance Company, a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888.



ITEM 25. INDEMNIFICATION

     ARTICLES OF ORGANIZATION OF THE FUND. The Articles of Organization of the Fund provide in substance that no director or officer of the Fund shall be liable to the Fund or its shareholders for money damages, unless the director or officer is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his or her office.

     RULES AND REGULATIONS OF THE FUND. The Rules and Regulations of the Fund provide for the indemnification of present and former officers and directors of the Fund against liability by reason of service to the Fund, unless the officer or director is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (DISABLING CONDUCT). No indemnification shall be made to an officer or director unless there has been a final adjudication on the merits, a dismissal of a proceeding for insufficiency of evidence of Disabling Conduct, or a reasonable determination has been made that no Disabling Conduct occurred. The Fund may advance payment of expenses only if the officer or director to be indemnified undertakes to repay the advance unless indemnification is made and if one of the following applies: the officer or director provides a security for his or her undertaking, the Fund is insured against losses from any lawful advances, or a reasonable determination has been made that there is reason to believe the officer or director ultimately will be entitled to indemnification.

     INSURANCE. The directors and officers of the Fund, Integrity Capital, as investment adviser, are insured under a policy issued by American International Specialty Lines Insurance Company. The annual limit on such policy is $2 million.



     AGREEMENTS. The Fund, including each director, officer and controlling person of the Fund, is entitled to indemnification against certain liabilities as described in Article VIII of the Participation Agreement filed as Exhibit (h) to this Registration Statement, except that the Fund may not indemnify directors, officers and controlling persons who are its Affiliated persons, as defined in Section 2(a)(3) of the 1940 Act.


     UNDERTAKING. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


     Touchstone Advisors, Inc. (TOUCHSTONE ADVISORS), the Fund's investment adviser, is a registered investment adviser providing individual discretionary investment management services and investment advisory services to various categories of institutional and individual clients. The following list sets forth the business and other connections of the directors and executive officers of Touchstone. The addresses of the corporations listed are shown in the table below.



     (1) Jill T. McGruder, President and a Director of Touchstone Advisors


          (a) President of Touchstone Series Trust and Touchstone Variable Series Trust

          (b) A Trustee of Touchstone Strategic Trust, Touchstone Investment Trust and Touchstone Tax-Free Trust.

          (c) President, Chief Executive Officer and a Director of IFS Financial Services, Inc. and Touchstone Securities, Inc.

          (d) A Director of CS Holdings, Inc., Intrust Fund Solutions, Inc., IFS Fund Distributors, Inc., Ft. Washington Brokerage Services, Inc. and Capital Analysts Incorporated

          (e) President and a Director of IFS Agency Services, Inc., IFS Insurance Agency, Inc. and IFS Systems, Inc.

          (f) Senior Vice President of The Western-Southern Life Insurance
              Company

     (2) Teresa A. Siegel, Vice President and Chief Financial Officer of Touchstone Advisors

          (a) Chief Financial Officer of IFS Financial Services, Inc.

     (3) Patricia J. Wilson, Chief Compliance Officer of Touchstone Advisors

          (a) Chief Compliance Officer of Touchstone Securities, Inc.

          (b) Director of Compliance of IFS Financial Services, Inc.

     (4) Donald J. Wuebbling, a Director of Touchstone Advisors

          (a) Director of Touchstone Securities, Inc.

          (b) Vice President and General Counsel of The Western and Southern Life Insurance Company

     (5) James N. Clark, a Director of Touchstone Advisors

          (a) Director of Touchstone Securities, Inc.

          (b) Executive Vice President and Director of The Western and Southern Life Insurance Company

     (6) William F. Ledwin, a Director of Touchstone Advisors

          (a) A Director of CS Holdings, Inc., Intrust Fund Solutions, Inc., IFS Fund Distributors, Inc., Ft. Washington Brokerage Services, Inc., IFS Agency Services, Inc., Capital Analysts Incorporated, IFS Insurance Agency, Inc., Touchstone Securities, Inc., IFS
              Financial Services, Inc., IFS Systems, Inc. and Eagle Realty Group, Inc.

          (b) President and a Director of Fort Washington Investment Advisors, Inc.

          (c) Vice President and Chief Investment Officer of Columbus Life Insurance Company

          (d) Senior Vice President and Chief Investment Officer of The Western-Southern Life Insurance Company


  ------------------------------------- ----------------------------------- -----------------------------------
  ADDRESS                               CORPORATION                         PRINCIPAL BUSINESS
  ------------------------------------- ----------------------------------- -----------------------------------
  311 Pike Street Cincinnati OH         IFS Financial Services, Inc.        Holding company
                                        IFS Agency Services, Inc.           Insurance agency
                                        IFS Insurance Agency, Inc.          Insurance agency
                                        IFS Systems, Inc.                   Information systems provider
                                        Touchstone Advisors, Inc.           Investment advisor
                                        Touchstone Series Trust             Investment company
                                        Touchstone Variable Series Trust    Investment company
                                        Touchstone Securities, Inc.         Broker-dealer
  ------------------------------------- ----------------------------------- -----------------------------------
  312 Walnut Street Cincinnati OH       CS Holdings, Inc.                   Holding company
                                        Intrust Fund Solutions, Inc.        Mutual fund services provider
                                        Ft. Washington Brokerage            Broker-dealer
                                        Services, Inc.
                                        Touchstone Investment Trust         Investment company
                                        Touchstone Strategic Trust          Investment company
                                        Touchstone Tax-Free Trust           Investment company
                                        IFS Fund Distributors, Inc.         Broker-dealer
  ------------------------------------- ----------------------------------- -----------------------------------
  400 Broadway Cincinnati OH            The Western-Southern Life           Insurance company
                                        Insurance Company
  ------------------------------------- ----------------------------------- -----------------------------------
  400 East Fourth Street                Columbus Life Insurance Company     Life insurance company
  Cincinnati OH
  ------------------------------------- ----------------------------------- -----------------------------------
  420 East Fourth Street                Fort Washington Investment          Investment advisor
  Cincinnati OH                         Advisors, Inc.
  ------------------------------------- ----------------------------------- -----------------------------------
  421 East Fourth Street                Eagle Realty Group, Inc.            Real estate brokerage and
  Cincinnati OH                                                             management service provider
  ------------------------------------- ----------------------------------- -----------------------------------
  3 Radnor Corporate Center             Capital Analysts Incorporated       Investment advisor and
  Radnor PA                                                                 broker-dealer
  ------------------------------------- ----------------------------------- -----------------------------------




OFFICERS AND PARTNERS OR DIRECTORS OF THE SUB-ADVISER: The names of the officers and directors of National Asset Management Corporation and Touchstone Advisors and their business activities during the past two fiscal years, are incorporated herein by reference to their respective Form ADVs, as amended to the date of their most recent filing with the Securities and Exchange Commission, as set forth below:


National Asset Management Corporation: Form ADV dated March 30, 1999 SEC File No. 801-14666


Touchstone Advisors, Inc.: Form ADV dated February 2, 2000, SEC File No.
801-45963


ITEM 27. PRINCIPAL UNDERWRITERS

     Not applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


     The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Touchstone Advisors, at its offices at 311 Pike Street, Cincinnati, Ohio 45202, or with the Fund's custodian, State Street KC, at its offices at 801 Pennsylvania, Kansas City, Missouri 64105.


ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Select Ten Plus Fund, LLC certifies that it meets all of the requirements under Rule 485(b) under the Securities Act of 1933 and in the City of Louisville and State of Kentucky has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, on this 27 day of April, 2000.


                                        SELECT TEN PLUS FUND, LLC



                                        By: /s/ Edward J. Haines
                                           ------------------------
                                                Edward J. Haines,
                                                President



     Pursuant to the requirement of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURES                            TITLE           DATE
----------                            -----           ----


 /s/ Edward J. Haines           President          April 27, 2000
-------------------------------
Edward Haines

/s/ Don W. Cummings             Controller         April 27, 2000
-------------------------------
Don W. Cummings

/s/ William B. Faulkner         Manager            April 27, 2000
-------------------------------
William B. Faulkner*

/s/ John Katz                   Manager            April 27, 2000
-------------------------------
John Katz*

 /s/ John R. Lindholm           Manager            April 27, 2000
-------------------------------
John R. Lindholm

/s/ Chris Lavictoire Mahai      Manager            April 27, 2000
-------------------------------
Chris LaVictoire Mahai*

/s/ Irvin W. Quesenberry, Jr.   Manager            April 27, 2000
-------------------------------
Irvin W. Quesenberry, Jr.




* By: /s/ Kevin L. Howard
     ----------------------------
          Attorney-in-Fact